_____________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 4, 2015
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2015, PG&E Corporation and its subsidiary, Pacific Gas and Electric Company, held their joint annual meeting of shareholders.

PG&E Corporation:

           At the joint annual meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Lewis Chew	360,421,491	914,862	909,247	39,193,978
Anthony F. Earley, Jr.	345,515,797	12,519,135	4,210,668	39,193,978
Fred J. Fowler	359,677,490	1,623,473	944,637	39,193,978
Maryellen C. Herringer	350,669,411	10,266,970	1,309,219	39,193,978
Richard C. Kelly	360,001,175	1,305,612	938,813	39,193,978
Roger H. Kimmel	359,675,381	1,616,053	954,166	39,193,978
Richard A. Meserve	357,990,281	3,311,144	944,175	39,193,978
Forrest E. Miller	358,310,474	2,982,386	952,740	39,193,978
Rosendo G. Parra	359,369,321	1,912,831	963,448	39,193,978
Barbara L. Rambo	355,644,529	5,668,933	932,138	39,193,978
Anne Shen Smith	360,082,717	1,235,125	927,758	39,193,978
Barry Lawson Williams	327,183,964	34,109,102	952,534	39,193,978

Each director nominee named above was elected a director of PG&E Corporation.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2015 (included as Item 2 in the proxy statement):

For:	394,255,889
Against:	6,016,605
Abstain:	1,167,084

This proposal was approved.

3.	Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	339,864,662
Against:	20,620,949
Abstain:	1,759,989
Broker Non-Vote(1)	39,193,978

This proposal was approved.

(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

4.	Shareholder proposal regarding independent Board chairman (included as Item 4 in the proxy statement):

For:	164,441,483
Against:	196,308,210
Abstain:	1,495,907
Broker Non-Vote(1):	39,193,978

This proposal was not approved.

(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Pacific Gas and Electric Company:

At the joint meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Lewis Chew	266,607,311	93,275	119,662	5,769,566
Anthony F. Earley, Jr.	266,625,801	78,001	116,446	5,769,566
Fred J. Fowler	266,593,044	111,308	115,896	5,769,566
Maryellen C. Herringer	266,595,301	114,348	110,599	5,769,566
Christopher P. Johns	266,598,296	104,151	117,801	5,769,566
Richard C. Kelly	266,584,390	120,410	115,448	5,769,566
Roger H. Kimmel	266,608,619	94,653	116,976	5,769,566
Richard A. Meserve	266,595,290	110,137	114,821	5,769,566
Forrest E. Miller	266,600,223	104,152	115,873	5,769,566
Rosendo G. Parra	266,606,580	94,480	119,188	5,769,566
Barbara L. Rambo	266,600,727	104,869	114,652	5,769,566
Anne Shen Smith	266,587,735	118,909	113,604	5,769,566
Barry Lawson Williams	266,586,460	117,332	116,456	5,769,566

Each director nominee named above was elected a director of Pacific Gas and Electric Company.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2015 (included as Item 2 in the proxy statement):

For:	272,092,572
Against:	94,915
Abstain:	402,327

This proposal was approved.

3.	Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	266,313,402
Against:	337,685
Abstain:	169,161
Broker Non-Vote(1)	5,769,566

This proposal was approved.

(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Item 7.01 Regulation FD Disclosure

    On May 7 and 8, 2015, Kent M. Harvey, Senior Vice President and Chief Financial Officer of PG&E Corporation, will meet with various investment professionals.  During these meetings, Mr. Harvey may refer to the presentation slides that were used during PG&E Corporation’s earnings conference call and webcast held on April 29, 2015.  These materials previously have been furnished to the Securities and Exchange Commission on a Form 8-K dated April 29, 2015 and can be accessed through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: May 5, 2015	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: May 5, 2015	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary